Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events

22. Subsequent Events

On January 31, 2013, we completed the pricing of 7,700,000 of our ordinary shares at a price to the public of $25.00 per share in a follow-on offering. All of the shares sold in the offering were sold by Fleetmatics Investor Holdings, L.P., the principal stockholder of the Company. In addition, certain of the existing shareholders have granted the underwriters an option to purchase an additional 1,155,000 ordinary shares. Fleetmatics did not receive any proceeds from the sale of these shares. The expenses of the offering, not including the underwriting discount, are approximately $750 and are payable by us.